Exhibit 99.2

Fourth Quarter 2009 Earnings Presentation January 28, 2010 Tim Armour Interim Chief Executive Officer Gibson Smith Co-Chief Investment Officer Greg Frost Chief Financial Officer C-110-139 4-15-10

4Q 2009 and full-year 2009 results 4Q 2009 EPS from continuing operations of $0.20, up from $0.05 in 3Q 2009, resulting in full-year 2009 EPS from continuing operations of $(4.55), down from $0.86 in 2008 3Q 2009 EPS included a net $0.10 per share charge; while full-year 2009 EPS included a net $5.03 per share charge, primarily driven by 1Q 2009 goodwill and intangible impairments (1) Breakeven total company long-term net flows for 4Q 2009 versus $(0.6) billion in 3Q 2009, and full-year 2009 total company long-term net flows of $0.9 billion versus $(0.6) billion in 2008 4Q 2009 net flows totaled $1.5 billion for Janus, $(2.4) billion for INTECH and $0.9 billion for Perkins Assets Under Management (“AUM”) at December 31, 2009 of $159.7 billion up 5% versus September 30, 2009 and up 29% compared to December 31, 2008 75%, 88% and 86% of complex-wide mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of December 31, 2009 (2) Notes: 3Q 2009 charge of $0.10 per share was the result of previously disclosed legal settlements and severance associated with the former CEO, partially offset by the realized gain following the completion of the debt tender. FY 2009 charge of $5.03 per share was the result of previously disclosed 1Q 2009 goodwill and intangible impairments and legal settlements, in addition to the 3Q 2009 charge. Performance reported as of 12/31/2009. Data presented reflects past performance, which is no guarantee of future results. Relative performance analysis is based on ratings and rankings for the share class with the longest performance history; Class J, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional Shares in the Janus Aspen Series (“JAS”). See p. 11 and 25-27 for complete Lipper rankings and Morningstar ratings. (1) (2)

2009 key accomplishments Delivered strong long-term relative investment performance across Janus, Perkins and INTECH Gained market share in the equity and fixed income markets through positive long-term net flow generation at Janus and Perkins Janus equity and Perkins value funds posted a combined organic growth rate of 5% in 2009 compared to 2% organic growth for the equity industry (1) Janus fixed income funds posted an organic growth rate of 88% in 2009 compared to 25% organic growth for the fixed income industry (2) Completed merger of JIF and JAD mutual fund trusts Transaction increases availability of products to a broader group of intermediary investors and further simplifies product platform Successfully executed capital restructuring Achieved full-year 2009 fixed and discretionary cost savings in line with expectations Appointed Richard Weil as the new CEO, effective February 1, 2010 Notes: Organic growth rate for the Industry reflects equity mutual fund data disclosed by Simfund. Organic growth rate for the Industry reflects fixed income mutual fund data disclosed by Simfund. (1) (2)

2009 positive total company long-term net flows were driven by Janus and Perkins Total Company Long-Term Flows (1) ($ in billions, EOP AUM $158.0 billion) INTECH Long-Term Flows (1) ($ in billions, EOP AUM $48.0 billion) Janus Long-Term Flows (1) ($ in billions, EOP AUM $95.1 billion) Note: Long-term flows exclude money market flows. INTECH and Perkins do not manage any money market products. Perkins Long-Term Flows (1) ($ in billions, EOP AUM $14.9 billion) Net Outflows Net Inflows $9.8 ($0.6) $0.9 $2.3 ($3.0) $0.0 $3.0 $6.0 $9.0 $12.0 2006 2007 2008 2009 $12.0 ($5.6) ($1.7) $2.3 ($15.0) ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 2006 2007 2008 2009 ($0.7) $2.6 ($1.2) $2.3 ($4.0) ($2.0) $0.0 $2.0 $4.0 2006 2007 2008 2009 (1) ($15.0) ($10.0) ($5.0) ($0.0) $0.0 $5.0 $10.0 $15.0 2006 2007 2008 2009 ($8.5) $8.2 ($1.2) $3.9

Retail intermediary posted $6.0 billion of positive long-term net flows in 2009 Note: Long-term flows exclude money market flows. Gross sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 20% 32% 26% 36% Gross Sales Rate 29% 25% 25% 27% Retail Intermediary (1) ($ in billions, EOP AUM $102.9 billion) Institutional (1) ($ in billions, EOP AUM $42.7 billion) International (1) ($ in billions, EOP AUM $12.3 billion) 62% 78% 71% 52% Redemption Rate Gross Sales Rate 53% 68% 58% 51% 33% 19% 14% 10% Redemption Rate Gross Sales Rate 11% 16% 19% 24% Redemption Rate $17.9 $29.7 $30.2 $24.7 ($25.8) ($22.8) ($29.4) ($18.8) ($7.8) $6.9 $0.8 $6.0 ($45) ($30) ($15) $0 $15 $30 $45 2006 2007 2008 2009 $13.7 $10.6 $8.8 $3.7 ($4.4) ($9.0) ($11.9) ($8.7) ($5.1) ($3.1) $1.6 $9.3 ($20) ($15) ($10) ($5) $0 $5 $10 $15 $20 2006 2007 2008 2009 $5.1 $9.5 $8.8 $5.8 ($5.0) ($7.8) ($7.7) ($5.0) $0.0 $1.7 $1.1 $0.9 ($12) ($9) ($6) ($3) $0 $3 $6 $9 $12 2006 2007 2008 2009 (1)

Long-term relative investment performance continues to be strong 51% of complex-wide mutual funds had a 4 or 5 star Overall Morningstar Rating™ at December 31, 2009, based on risk-adjusted returns (1,2) 75%, 100% and 100% of Perkins mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of December 31, 2009 (2) Perkins Large Cap Value reached its 1-year track record in December 2009 and ranked in the top 31% of its respective Lipper peer group on a 1-year basis, as of December 31, 2009 (2) INTECH’s strategies continued to underperform over the short and intermediate periods (3) Underperformance is primarily concentrated in the large cap growth strategies 0%, 50% and 67% of strategies outperformed their respective benchmarks over the 1-, 3- and 5-year periods, as of December 31, 2009 (3) Notes: Morningstar awards the top 10% of the funds in each category 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Data presented reflects past performance, which is no guarantee of future results. Relative performance analysis is based on ratings and rankings for the share class with the longest performance history; Class J, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional Shares in the Janus Aspen Series (“JAS”). See p. 11 and 25-27 for complete Lipper rankings and Morningstar ratings. Performance is net of fees. See p. 29-31 for standardized INTECH performance and notes to performance. (1) (2) (3)

At least 75% of mutual funds have outperformed the majority of peers on a 1-, 3- and 5-year total return basis (1) 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns Complex-Wide Mutual Funds (2) Janus Equity Mutual Funds (3) 5-Year Basis Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1-, 3- and 5-year basis as of 12/31/2009. (2) Relative performance analysis is based on rankings for the share class with the longest performance history; Class J, S or I Shares in the Janus retail fund (“JIF”) trust, and the Institutional Shares in the Janus Aspen Series (“JAS”). (3) Janus Equity Mutual Funds do not include Value Funds, Income Funds or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 11 and 25 for complete Lipper rankings. 32% 44% 51% 65% 69% 29% 34% 30% 17% 17% 78% 83% 86% 81% 61% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 53% 59% 76% 60% 61% 14% 24% 12% 14% 33% 82% 74% 94% 88% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 44% 47% 64% 63% 63% 20% 23% 23% 16% 26% 70% 79% 64% 87% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 59% 56% 65% 24% 33% 26% 24% 23% 33% 48% 82% 79% 88% 85% 58% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 67% 20% 47% 58% 46% 86% 24% 63% 55% 24% 31% 75% 26% 48% 72% 14% 58% 64% 5% 60% 93% 20% 73% 41% 25% 15% 89% 29% 61%

Notes: Risk management includes an effort to monitor and manage risk, which should not be confused with, and does not imply, low risk or the ability to control risk. Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a rolling monthly basis, since inception through 12/31/2009. The 10 strategies included in the analysis are shown in the table on p. 28. Challenging investment environment has resulted in limited U.S. large cap equity searches in the U.S. institutional market INTECH experienced redemptions as a result of underperformance, asset allocation decisions away from U.S. large cap equity and plan liquidity needs Despite shift away from U.S. large cap equities, search activity in global and international strategies remains strong, particularly within the non-U.S. institutional market In 4Q 2009, INTECH continued to commit resources to client and consultant servicing, taking every opportunity to educate and respond to clients Risk-managed investment process has helped moderate the magnitude of underperformance (1) INTECH’s firm-wide batting average across its 10 primary strategies was 71%, 83% and 92% for the 1-, 3- and 5-year periods, respectively, as of December 31, 2009 (2) INTECH continues to face challenges in the U.S. large cap equity space, but is winning business with global and international strategies (1) (2)

Investments Gibson Smith Co-Chief Investment Officer

Janus continues to perform in-depth primary research, developing independent views and concentrating investments where it has a differentiated perspective Risk management is an essential role in the investment process, monitoring exposure and identifying unintended risks (1) Strong investment talent and a collaborative environment are at the core of Janus’ investment process and are the keys to strong long-term relative performance Janus’ equity and fixed income investment teams performed well during the challenging market conditions over the last 2 years 89%, 94% and 88% of Janus equity mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of December 31, 2009 (2) 25%, 100% and 100% of Janus fixed income mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of December 31, 2009 (2) We remain committed to further strengthening the research process Janus has performed well during one of the most difficult investing environments in more than 70 years Notes: Portfolio risk management includes an effort to monitor and manage risk, which should not be confused with, and does not imply, low risk or the ability to control risk. Data presented reflects past performance, which is no guarantee of future results. Relative performance analysis is based on ratings and rankings for the share class with the longest performance history; Class J, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional Shares in the Janus Aspen Series (“JAS”). See p. 11 and 25-27 for complete Lipper rankings and Morningstar ratings. (1) (2)

Majority of JIF funds continue to outperform peers on a 1-, 3- and 5-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Relative performance analysis is based on rankings for the share class with the longest performance history; Class J, S or I Shares in the Janus retail fund (“JIF”) trust. Lipper Inc. rankings are historical with capital gains and dividends reinvested. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. (1) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. Lipper Quartile: 1st 2nd 3rd 4th 12/31/09 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds - Share Class Janus Twenty Fund - J* 9,630 $ Dec-07 Large-Cap Growth Funds 14 111 / 814 1 2 / 702 1 3 / 582 41 127 / 310 38 286 / 766 Janus Fund - J 8,816 $ Oct-07 Large-Cap Growth Funds 36 290 / 814 35 246 / 702 27 154 / 582 67 207 / 310 40 301 / 754 Janus Orion Fund - J 3,429 $ Dec-07 Multi-Cap Growth Funds 8 36 / 459 16 57 / 378 3 9 / 310 - - 57 238 / 418 Janus Research Fund - J 3,091 $ Jan-06 Large-Cap Growth Funds 16 124 / 814 17 117 / 702 14 78 / 582 76 235 / 310 12 77 / 652 Janus Forty Fund - S 2,997 $ Dec-07 Large-Cap Growth Funds 13 105 / 814 3 17 / 702 1 4 / 582 7 19 / 310 53 404 / 766 Janus Enterprise Fund - J 1,642 $ Oct-07 Mid-Cap Growth Funds 41 191 / 474 25 103 / 425 14 47 / 353 93 166 / 178 26 115 / 448 Janus Venture Fund - J* 1,019 $ Jan-97 Small-Cap Growth Funds 7 36 / 540 47 220 / 472 30 116 / 397 84 181 / 217 20 25 / 125 Janus Triton Fund - J 365 $ Jun-06 Small-Cap Growth Funds 10 53 / 540 2 9 / 472 - - - - 1 4 / 450 INTECH RM Growth Fund - S 18 $ Jan-03 Multi-Cap Growth Funds 62 283 / 459 76 285 / 378 82 252 / 310 - - 82 227 / 279 Core Funds - Share Class Janus Contrarian Fund - J 4,009 $ Feb-00 Multi-Cap Core Funds 22 170 / 795 46 308 / 683 6 29 / 519 - - 17 37 / 227 Janus Growth and Income Fund - J 3,809 $ Nov-07 Large-Cap Core Funds 7 60 / 906 40 304 / 773 37 240 / 653 68 252 / 374 48 388 / 820 Janus Balanced Fund - J 3,687 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 43 219 / 509 1 1 / 412 1 1 / 311 19 28 / 148 1 1 / 338 Janus Research Core Fund - J 587 $ Nov-07 Large-Cap Core Funds 9 74 / 906 40 302 / 773 15 98 / 653 35 129 / 374 57 466 / 820 INTECH RM Core Fund - J 234 $ Feb-03 Multi-Cap Core Funds 83 656 / 795 68 464 / 683 60 312 / 519 - - 48 182 / 386 Global/International Funds - Share Class Janus Overseas Fund - J 7,930 $ Jun-03 International Funds 1 2 / 1275 1 7 / 975 1 1 / 700 13 48 / 386 1 1 / 611 Janus Worldwide Fund - J 2,338 $ Apr-09 Global Funds 27 142 / 544 64 239 / 378 74 211 / 287 96 137 / 143 Janus Global Technology Fund - J 789 $ Jan-06 Global Science/Technology Funds 65 50 / 77 33 21 / 64 26 15 / 58 90 18 / 19 43 27 / 63 Janus Global Life Sciences Fund - J 696 $ Apr-07 Global Health/Biotechnology Funds 18 8 / 45 8 3 / 41 33 12 / 36 79 15 / 18 10 4 / 42 Janus Global Research Fund - J 219 $ Feb-05 Global Funds 12 65 / 544 10 36 / 378 - - - - 4 11 / 292 Janus Global Opportunities Fund - J 101 $ Apr-05 Global Funds 49 266 / 544 33 122 / 378 65 185 / 287 - - 65 201 / 313 Janus International Equity Fund - I 101 $ Nov-06 International Funds 5 55 / 1275 2 14 / 975 - - - - 2 14 / 937 Janus International Forty Fund - I 5 $ May-08 International Funds 1 7 / 1275 - - - - - - 27 310 / 1154 INTECH RM International Fund - I 3 $ May-07 International Funds 80 1019 / 1275 - - - - - - 54 551 / 1025 Value Funds - Share Class Perkins Mid Cap Value Fund - J 7,772 $ Aug-98 Mid-Cap Value Funds 76 191 / 251 6 11 / 210 5 8 / 161 4 2 / 61 3 1 / 48 Perkins Small Cap Value Fund - J* 801 $ Feb-97 Small-Cap Core Funds 27 198 / 756 1 6 / 631 4 18 / 522 12 32 / 269 4 5 / 128 INTECH RM Value Fund - I 72 $ Dec-05 Multi-Cap Value Funds 83 292 / 351 54 153 / 285 - - - - 54 133 / 249 Perkins Large Cap Value Fund - I 51 $ Dec-08 Large-Cap Value Funds 31 160 / 527 - - - - - - 31 160 / 527 Income Funds - Share Class Janus Short-Term Bond Fund - J 1,479 $ May-07 Short Investment Grade Debt Funds 59 144 / 246 2 4 / 223 2 3 / 176 13 12 / 94 3 6 / 231 Janus Flexible Bond Fund - J 1,120 $ May-07 Intermediate Investment Grade Debt Funds 52 285 / 549 6 25 / 458 7 24 / 395 18 39 / 219 7 30 / 477 Janus High-Yield Fund - J 957 $ Dec-03 High Current Yield Funds 76 347 / 459 25 98 / 391 17 56 / 341 16 33 / 207 23 70 / 313 Alternative Funds - Share Class Janus Long/Short Fund - I 46 $ Aug-06 Long/Short Equity Funds 85 104 / 122 40 22 / 54 - - - - 26 11 / 42 Janus Global Real Estate Fund - I 15 $ Nov-07 Global Real Estate Funds 3 2 / 80 - - - - - - 2 1 / 67 Asset Allocation Funds - Share Class Janus SP-Growth - J (1) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 7 43 / 649 6 32 / 549 - - - - 3 13 / 497 Janus SP-Moderate - J (1) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 10 49 / 509 1 3 / 412 - - - - 2 6 / 369 Janus SP-Conservative - J (1) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 22 97 / 441 4 13 / 361 - - - - 2 5 / 304 Janus Modular Portfolio Construction Fund - I (1) N/A Sep-08 Mixed-Asset Target Alloc. Growth Funds 27 172 / 649 - - - - - - 44 276 / 636 ‡ Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 12/31/09 Since PM Inception

Financials Greg Frost Chief Financial Officer

4Q 2009 financial overview 4Q 2009 EPS from continuing operations of $0.20 versus $0.05 in 3Q 2009 and $0.05 in 4Q 2008 3Q 2009 EPS included a net $0.10 per share charge as a result of legal settlements, severance and the realized gain following the debt tender; while 4Q 2008 included a $0.07 per share mark-to-market loss on seed capital investments Average AUM of $155.2 billion and revenue of $250.6 million were up 9% and 10%, respectively, from 3Q 2009, and were up 25% and 42%, respectively, from 4Q 2008 Performance fees in 4Q 2009 were up 57% from 3Q 2009, driven by an increase in Janus-managed separate account fees 4Q 2009 operating expenses of $174.9 million were down 12% from 3Q 2009 Decline was the result of higher variable expenses in 4Q 2009 more than offset by the 3Q 2009 legal settlements and severance Operating margin in 4Q 2009 was 30.2% versus 13.0% in 3Q 2009 and 25.5% in 4Q 2008

In 2010 management plans to prudently invest in the business in order to position the firm for long-term growth Improvement from 1Q 2009 to 4Q 2009 was primarily the function of rising markets and the impact from fixed and discretionary cost reductions Full-year 2009 results were impacted by non-cash impairment charges to goodwill and intangible assets of $856.7 million Management plans to prudently invest in the business and will target operating margins of 30% 2010 investments will be moderate, focused and can flex with market conditions Strategically invest in sales forces and investment teams Increase marketing initiatives and sponsorships Enhance technology infrastructure Operating results in 1H 2010 will also be impacted by fund proxy costs In 2010 management will remain focused on further strengthening the balance sheet

Strong fundamentals position Janus for success going forward Long-term relative investment performance continues to be strong across Janus, INTECH and Perkins Continue to be confident INTECH’s mathematical investment process is well positioned for long-term growth Appointment of Richard Weil as CEO brings a global perspective and proven leadership to Janus Strengthened balance sheet improves financial stability Management plans to invest in the business in order to facilitate long-term growth, while remaining focused on profitability

Appendix

AUM by investment discipline and distribution channel Value ($14.9bn) Retail Intermediary ($104.6bn) $159.7 billion in AUM as of 12/31/09 By Investment Discipline By Distribution Channel Growth / Blend ($68.6bn) Money Market ($1.7bn) Global / International ($19.4bn) Fixed Income ($6.8bn) Mathematical ($48.0bn) Institutional ($42.8bn) International ($12.3bn) Alternative ($0.3bn) 30% 0% 4% 10% 1% 12% 43% 27% 8% 65%

Breakeven total company long-term net flows in 4Q 2009 Total Company Long-Term Flows (1) ($ in billions) INTECH Long-Term Flows (1) ($ in billions) Janus Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales Note: Long-term flows exclude money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. 22% 21% 32% 26% 27% 29% 24% 23% 28% 27% Annualized Redemption Rate Annualized Gross Sales Rate Perkins Long-Term Flows (1) ($ in billions) 22% 23% 36% 31% 26% 33% 28% 24% 24% 20% Annualized Redemption Rate Annualized Gross Sales Rate 13% 9% 16% 10% 19% 20% 14% 19% 33% 38% Annualized Redemption Rate Annualized Gross Sales Rate 58% 62% 69% 57% 61% 46% 49% 30% 34% 36% Annualized Redemption Rate Annualized Gross Sales Rate $5.9 $5.9 $5.5 $3.7 $4.8 ($4.4) ($4.6) ($3.7) ($4.4) ($7.2) $1.5 $1.3 $1.7 ($0.7) ($2.3) ($20) ($10) $0 $10 $20 4Q08 1Q09 2Q09 3Q09 4Q09 $1.6 $1.4 $1.5 $2.1 $1.6 ($1.3) ($1.1) ($0.6) ($1.0) ($1.2) $0.3 $0.3 $0.8 $0.6 $0.9 ($4) ($2) $0 $2 $4 4Q08 1Q09 2Q09 3Q09 4Q09 $8.6 $8.5 $6.0 $8.3 $10.2 ($11.3) ($6.9) ($6.2) ($9.2) ($10.2) ($3.0) ($0.9) $2.3 ($0.6) ($0.0) ($32) ($16) $0 $16 $32 4Q08 1Q09 2Q09 3Q09 4Q09 (1) $12 $6 $0 ($6) ($12) $1.8 ($1.0) ($2.8) 4Q08 $0.9 ($0.5) ($1.4) 1Q09 $1.6 ($0.2) ($1.8) 2Q09 $1.1 ($2.5) ($3.6) 3Q09 $2.2 ($2.4) ($4.6) 4Q09

Retail intermediary long-term net flows were positive in 4Q 2009 Note: Long-term flows exclude money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 23% 27% 39% 33% 29% Annualized Gross Sales Rate 32% 30% 24% 24% 20% Retail Intermediary (1) ($ in billions, EOP AUM $102.9 billion) Institutional (1) ($ in billions, EOP AUM $42.7 billion) International (1) ($ in billions, EOP AUM $12.3 billion) 66% 29% 38% 50% 77% Annualized Redemption Rate Annualized Gross Sales Rate 56% 27% 57% 31% 80% 8% 8% 15% 7% 8% Annualized Redemption Rate Annualized Gross Sales Rate 18% 14% 12% 35% 28% Annualized Redemption Rate $2.3 $1.2 $0.8 $0.7 $2.0 ($2.4) ($0.8) ($1.3) ($0.6) ($1.7) ($0.1) $0.5 ($0.4) $0.1 $0.3 ($4) ($2) $0 $2 $4 4Q08 1Q09 2Q09 3Q09 4Q09 $0.9 $0.7 $1.3 $0.8 $0.9 ($2.9) ($3.5) ($1.1) ($1.2) ($2.2) ($1.3) ($0.5) $0.2 ($2.8) ($2.0) ($6) ($3) $0 $3 $6 4Q08 1Q09 2Q09 3Q09 4Q09 $5.3 $4.6 $6.4 $6.7 $7.0 ($7.4) ($5.0) ($3.9) ($5.0) ($4.9) ($2.1) ($0.5) $2.5 $1.7 $2.1 ($12) ($6) $0 $6 $12 4Q08 1Q09 2Q09 3Q09 4Q09 (1)

4Q 2009 EPS from continuing operations of $0.20

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended December 31, 2009	Quarter Ended September 30, 2009	Variance (%)	Year Ended December 31, 2009	Year Ended December 31, 2008	Variance (%)
Average AUM ($ in billions)	$ 155.2	$ 143.1	8.5%	$ 134.5	$ 174.2	-22.8%
Continuing operations (1)						
Revenue	$ 250.6	$ 227.6	10.1%	$ 848.7	$ 1,037.9	-18.2%
Operating expenses	174.9	198.0	-11.7%	1,526.2	704.8	116.5%
Operating income (loss)	75.7	29.6	155.7%	(677.5)	333.1	-303.4%
Operating margin	30.2%	13.0%		-79.8%	32.1%	
Interest expense	(15.8)	(18.6)	-15.1%	(74.0)	(75.5)	-2.0%
Investment gains (losses), net	0.4	0.9	-55.6%	(5.6)	(60.4)	-90.7%
Other income, net	0.4	0.1	300.0%	0.9	9.6	-90.6%
Gain on early extinguishment of debt	-	5.8	n/a	5.8	-	n/a
Income tax provision	(20.2)	(6.0)	236.7%	6.3	(68.8)	-109.2%
Equity earnings of unconsolidated affiliate	-	-	n/a	-	9.0	n/a
Income (loss) from continuing operations	40.5	11.8	243.2%	(744.1)	147.0	-606.2%
Loss from discontinued operations (2)	-	-	n/a	-	(1.5)	n/a
Net income (loss)	40.5	11.8	243.2%	(744.1)	145.5	-611.4%
Noncontrolling interest	(3.5)	(3.6)	-2.8%	(13.0)	(8.6)	51.2%
Net income (loss) attributable to JCG	$ 37.0	$ 8.2	351.2%	$ (757.1)	$ 136.9	-653.0%
Diluted earnings (loss) per share attributable to JCG common shareholders						
Continuing operations (3)	$ 0.20	$ 0.05	338.6%	$ (4.55)	$ 0.86	-628.0%
Discontinued operations	-	-	n/a	-	(0.01)	n/a
Diluted earnings (loss) per share	$ 0.20	$ 0.05	307.3%	$ (4.55)	$ 0.85	-634.2%
Weighted average diluted shares outstanding (in millions)	181.7	176.6	2.9%	166.5	160.7	3.6%

Notes:

(1) Continuing operations previously disclosed as the investment management segment.

(2) Discontinued operations previously disclosed as the printing and fulfillment segment.

(3) Amounts related to discontinued operations must be added back to "net income attributable to JCG" to calculate earnings per share for continuing operations.

20

Operating margin of 30.2% in 4Q 2009 increased quarter-to-quarter

Continuing Operations

($ in millions, except AUM and per share)	Quarter Ended December 31, 2009	Quarter Ended September 30, 2009	Variance (%)	Year Ended December 31, 2009	Year Ended December 31, 2008	Variance (%)
Average AUM ($ in billions)	**$ 155.2**	**$ 143.1**	**8.5%**	**$ 134.5**	**$ 174.2**	**-22.8%**
Revenue						
Investment management fees	$ 202.0	$ 185.4		$ 684.0	$ 826.7	
Performance fees [1]	11.6	7.4		28.9	27.6	
Other	37.0	34.8		135.8	183.6	
Total revenue	**250.6**	**227.6**	**10.1%**	**848.7**	**1,037.9**	**-18.2%**
Basis points						
Investment management fees	*51.6*	*51.4*		*50.9*	*47.5*	
Investment management fees and performance fees	*54.6*	*53.5*		*53.0*	*49.0*	
Operating expenses						
Employee compensation and benefits	82.5	85.7		296.6	317.9	
Long-term incentive compensation	14.1	19.5		61.0	43.5	
Marketing and advertising	7.5	6.5		27.8	33.1	
Distribution	32.9	29.2		107.6	134.9	
Depreciation and amortization	10.3	8.7		35.9	40.2	
General, administrative and occupancy	27.6	48.4		140.6	135.2	
Goodwill and intangible asset impairments	-	-		856.7	-	
Total operating expense	**174.9**	**198.0**	**-11.7%**	**1,526.2**	**704.8**	**116.5%**
Operating income (loss)	**$ 75.7**	**$ 29.6**	**155.7%**	**$ (677.5)**	**$ 333.1**	**-303.4%**
Operating margin	**30.2%**	**13.0%**		**-79.8%**	**32.1%**	

Note:
(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 22.

21

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees (1)
(AUM $ in millions, performance fees $ in thousands)

	EOP AUM 12/31/2009	Benchmark	Base Fee	Performance Fee (2)	Performance Hurdle vs. Benchmark	4Q 2009 P&L Impact of Performance Fees
Contrarian Funds (3)						
Janus Contrarian Fund	$4,229.6	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$420.5
Worldwide Funds (3)						
Janus Worldwide Fund	$2,447.9	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($374.4)
Janus Aspen Worldwide Growth Portfolio	$784.3	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($119.3)
Research Fund (3)						
Janus Research Fund	$3,106.4	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	$1,178.5
Global Research Fund						
Janus Global Research Fund (4,5)	$219.3	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$43.9
Global Real Estate (5)						
Janus Global Real Estate Fund	$18.2	FTSE EPRA / NAREIT Global Real Estate Index	0.75%	± 15 bps	± 4.00%	$2.3
International Equity Fund (6)						
Janus International Equity Fund	$191.3	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$31.7
International Forty Fund (7)						
Janus International Forty Fund	$9.0	MSCI All Country World ex-U.S. Index℠	0.73%	± 15 bps	± 6.00%	($0.2)
INTECH Risk-Managed Funds (4)						
INTECH Risk-Managed Stock Fund	$308.6	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($60.9)
Janus Aspen INTECH Risk-Managed Core Portfolio	$18.3	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($3.3)
Perkins Mid Cap Value Funds (3,8)						
Perkins Mid Cap Value Fund	$11,288.6	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$2,628.6
Janus Aspen Perkins Mid Cap Value Portfolio	$109.4	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$29.8
Perkins Small Cap Value Funds (9)						
Perkins Small Cap Value Fund	$1,901.8	Russell 2000 Value® Index	0.72%	± 15 bps	± 5.50%	$140.8
Perkins Large Cap Value Funds (9)						
Perkins Large Cap Value Fund	$53.8	Russell 1000 Value® Index	0.64%	± 15 bps	± 3.50%	$3.5
Total	$24,686.3					$3,921.6

Please refer to footnotes on p. 23.

22

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. The performance measurement period began on 12/1/2007 and the performance adjustment was be implemented as of 12/1/2008. The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. The performance measurement period began on 6/1/2008 and the performance adjustment was be implemented as of 6/1/2009. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The performance measurement period began on 1/1/2009 and the performance adjustment will be implemented as of 1/1/2010. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The MSCI World Growth Index is a subset of the Morgan Stanley Capital WorldSM Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. (1) (2) (3) (4) (5) (6) (7) (8) (9)

LTI amortization schedule Notes: Schedule reflects LTI awards granted as of 12/31/2009 and estimates 2010 annual awards earned on 2009 performance. Includes reduction in expense related to estimated forfeitures. Prior grants include amounts remaining to vest for 2007 grant, grants with no performance vesting and grants made to executives, which will not vest if targeted EPS growth is not met. Grants do not include performance-based acceleration and vest on a pro rata basis. Estimated 2010 grant does not include Perkins profit interest awards. Awards were granted on December 31, 2008 and have a formula-driven terminal value based on revenue growth and relative investment performance. Janus can call or terminate any or all awards on the 5th, 7th or each subsequent anniversary of the grant, or prior to the 5th anniversary, if the formula driven terminal value equals $40.0 million. Full-Year 2010 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) Date of Grant Amount remaining to vest <0% 0% - 10% >10% Prior grants (3) Various 3.9 $ 2.0 $ 3.3 $ 3.3 $ 2008 grant (4) February 2008 18.3 2009 grant (4) February 2009 46.5 Estimated 2010 grant (4,5) February 2010 70-75 Additional grants (4) Janus investment team 2008 January 2008 9.9 INTECH 2008 April 2008 8.0 INTECH 2009 January 2009 4.5 Perkins 2009 January 2009 4.9 Janus CEO 2010 February 2010 10.0 Grants vest 50% in 2010, 25% in 2011 and 2012 2010 EPS Growth Assumptions Grants vest over 4 years Grants vest over 10 years Grants vest over 10 years Grants vest over 3 years Grants vest over 4 years Grants vest over 4 years Grants vest over 4 years (1) (2) (3) (4) (5)

Eight JAS funds, across eight different categories, ranked in the top two quartiles on a 1-, 3- and 5-year total return basis

Janus Aspen Series ("JAS") Institutional Shares

Lipper Rankings Based on Total Returns as of 12/31/09

		12/31/09 AUM ($mms)	PM Inception	Lipper Category	1-Year Percentile Rank (%)	1-Year Rank / Total Funds	3-Year Percentile Rank (%)	3-Year Rank / Total Funds	5-Year Percentile Rank (%)	5-Year Rank / Total Funds	10-Year Percentile Rank (%)	10-Year Rank / Total Funds	Since PM Inception Percentile Rank (%)	Since PM Inception Rank / Total Funds
Growth Funds														
Janus Portfolio-Inst	$	582	Oct-07	Large-Cap Growth	58	131 / 228	36	73 / 207	33	63 / 191	60	51 / 85	40	84 / 214
Forty Portfolio-Inst	$	442	Dec-07	Large-Cap Growth	10	21 / 228	1	1 / 207	2	3 / 191	12	10 / 85	52	114 / 219
Enterprise Portfolio-Inst	$	371	Oct-07	Multi-Cap Growth	29	34 / 120	40	40 / 101	22	19 / 87	78	31 / 39	34	36 / 105
Core Funds														
Balanced Portfolio-Inst	$	1,021	Apr-05	Mixed-Asset Target Alloc. Mod.	28	49 / 179	1	1 / 122	2	1 / 81	25	12 / 48	2	1 / 93
Growth and Income Portfolio-Inst	$	24	Nov-07	Large-Cap Core	4	9 / 225	19	39 / 210	22	39 / 181	67	62 / 92	21	43 / 213
Research Core Portfolio-Inst	$	6	Nov-07	Large-Cap Core	10	22 / 225	23	47 / 210	15	26 / 181	32	29 / 92	51	108 / 213
Global/International Funds														
International Growth Portfolio-Inst	$	716	Jun-03	International	1	1 / 274	1	2 / 227	1	1 / 195	7	7 / 99	1	1 / 179
Worldwide Portfolio-Inst	$	640	Apr-09	Global	39	53 / 135	58	57 / 98	83	62 / 74	86	36 / 41		‡
Global Life Sciences Portfolio-Inst	$	3	Oct-04	Health/Biotechnology	39	14 / 35	9	3 / 34	24	7 / 29	-	-	17	5 / 29
Global Technology Portfolio-Inst	$	2	Jan-06	Science & Technology	55	31 / 56	34	18 / 53	25	13 / 51	-	-	34	18 / 53
Value Funds														
Perkins Mid Cap Value Portfolio-Inst	$	31	May-03	Multi-Cap Core	28	64 / 233	2	3 / 187	2	2 / 126	-	-	1	1 / 104
Income Funds														
Flexible Bond Portfolio-Inst	$	304	May-07	Intermediate Investment Grade Debt	44	33 / 75	15	10 / 67	19	11 / 60	17	5 / 30	14	9 / 68

Lipper Quartile: 1st | 2nd | 3rd | 4th

‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Relative performance analysis is based on rankings for the share class with the longest performance history; Institutional Shares in the Janus Aspen Series ("JAS").

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

25

JIF Morningstar Rating™ based on risk-adjusted returns as of December 31, 2009

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund - Share Class	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Twenty - J[1]	US OE Large Growth Funds	★★★★	1548	★★★★★	1548	★★★★★	1276	★★	698
Janus - J	US OE Large Growth Funds	★★★	1548	★★★	1548	★★★	1276	★★	698
Janus Forty - S	US OE Large Growth Funds	★★★★★	1548	★★★★★	1548	★★★★★	1276	★★★★	698
Janus Research - J	US OE Large Growth Funds	★★★	1548	★★★	1548	★★★	1276	★★	698
Janus Enterprise - J	US OE Mid-Cap Growth Funds	★★	727	★★★	727	★★★★	631	★	338
Janus Venture - J[1]	US OE Small Growth Funds	★★	669	★★★	669	★★★	563	★	317
Janus Growth & Income - J	US OE Large Growth Funds	★★★	1548	★★	1548	★★★	1276	★★★	698
Janus Balanced - J	US OE Moderate Allocation Funds	★★★★★	953	★★★★★	953	★★★★★	786	★★★★	441
Janus Research Core - J	US OE Large Growth Funds	★★★	1548	★★	1548	★★★	1276	★★★★	698
Janus Overseas - J	US OE Foreign Large Growth Funds	★★★★	206	★★★★	206	★★★★★	149	★★★★	80
Janus Worldwide - J	US OE World Stock Funds	★★	542	★★★	542	★★	447	★	251
Janus Global Technology - J	US OE Technology Funds	★★★	194	★★★	194	★★★★	183	★★★	92
Janus Global Life Sciences - J	US OE Health Funds	★★★	157	★★★★	157	★★★	143	★★	68
Perkins Mid Cap Value - J	US OE Mid-Cap Value Funds	★★★★★	356	★★★★★	356	★★★★★	250	★★★★★	84
Perkins Small Cap Value - J[1]	US OE Small Value Funds	★★★★★	310	★★★★★	310	★★★★★	245	★★★★	131
Janus Flexible Bond - J	US OE Intermediate-Term Bond Funds	★★★★★	978	★★★★★	978	★★★★★	866	★★★★	496
Janus Short-Term Bond - J	US OE Short-Term Bond Funds	★★★★★	384	★★★★★	384	★★★★★	318	★★★★	168
Janus High-Yield - J	US OE High Yield Bond Funds	★★★★	475	★★★★	475	★★★★	411	★★★★	258
Janus Orion - J	US OE Mid-Cap Growth Funds	★★★★	727	★★★	727	★★★★★	631		N/A
INTECH Risk-Managed Growth - S	US OE Large Growth Funds	★★	1548	★★	1548	★★	1276		N/A
Janus Contrarian - J	US OE Large Blend Funds	★★★	1757	★★	1757	★★★★	1376		N/A
INTECH Risk-Managed Core - J	US OE Large Blend Funds	★★★	1757	★★★	1757	★★★	1376		N/A
Janus Global Opportunities - J	US OE World Stock Funds	★★★	542	★★★★	542	★★★	447		N/A
Janus Triton - J	US OE Small Growth Funds	★★★★★	669	★★★★★	669		N/A		N/A
Janus Global Research - J	US OE World Stock Funds	★★★★	542	★★★★	542		N/A		N/A
INTECH Risk-Managed Value - I	US OE Large Value Funds	★★★	1104	★★★	1104		N/A		N/A
Janus Long/Short - I	US OE Long-Short Funds	★★★	118	★★★	118		N/A		N/A
Janus Smart Portfolio Conservative - J	US OE Conservative Allocation Funds	★★★★★	522	★★★★★	522		N/A		N/A
Janus Smart Portfolio Growth - J	US OE Moderate Allocation Funds	★★★	953	★★★	953		N/A		N/A
Janus Smart Portfolio Moderate - J	US OE Moderate Allocation Funds	★★★★★	953	★★★★★	953		N/A		N/A
Janus International Equity - I	US OE Foreign Large Growth Funds	★★★★★	206	★★★★★	206		N/A		N/A
INTECH Risk-Managed Intl - I	US OE Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Janus International Forty - I	US OE Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Janus Global Real Estate - I	US OE Global Real Estate Funds		N/A		N/A		N/A		N/A
Janus Modular Portfolio Construction - I	US OE Moderate Allocation Funds		N/A		N/A		N/A		N/A
Perkins Large Cap Value I	US OE Large Value Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**48.4%**		**51.6%**		**56.5%**		**50.0%**	

Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved.

Ratings are for the share class with the longest performance history; Class J, S or I Shares in the Janus retail fund ("JIF") trust.

Notes: [1]Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

26

JAS Morningstar Rating™ based on risk-adjusted returns as of December 31, 2009

Janus Aspen Series ("JAS") Institutional Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	US OE Moderate Allocation Funds	★★★★★	953	★★★★★	953	★★★★★	786	★★★★	441
Flexible Bond Fund	US OE Intermediate-Term Bond Funds	★★★★★	978	★★★★★	978	★★★★★	866	★★★★	496
Forty Fund	US OE Large Growth Funds	★★★★★	1548	★★★★★	1548	★★★★★	1276	★★★★	698
Research Core Fund	US OE Large Growth Funds	★★★	1548	★★	1548	★★★	1276	★★★★	698
Growth & Income Fund	US OE Large Growth Funds	★★★	1548	★★★	1548	★★★	1276	★★★	698
Overseas Fund	US OE Foreign Large Growth Funds	★★★★★	206	★★★★★	206	★★★★★	149	★★★★	80
Worldwide Fund	US OE World Stock Funds	★★	542	★★★	542	★★	447	★	251
Janus Fund	US OE Large Growth Funds	★★★	1548	★★★	1548	★★★★	1276	★★	698
Enterprise Fund	US OE Mid-Cap Growth Funds	★★	727	★★★	727	★★★★	631	★	338
Global Life Sciences Fund	US OE Health Funds	★★★★	157	★★★★	157	★★★★	143		N/A
Global Technology Fund	US OE Technology Funds	★★★★	194	★★★	194	★★★★	183		N/A
Perkins Mid Cap Value Fund	US OE Mid-Cap Value Funds	★★★★★	356	★★★★★	356	★★★★★	250		N/A
Percent of funds rated 4 or 5 Stars		58.3%		50.0%		75.0%		55.6%	

Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved.
Ratings are for the Institutional Shares only; other classes may have different performance characteristics.
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

27

INTECH’s batting averages continue to be strong over the 3- and 5-year periods INTECH Product Strategy Batting Averages (1) (Historical relative gross performance for 10 primary strategies over various rolling time periods) 100% 100% 80% 1/05 Global Core 80% 67% 62% 11/00 Broad Large Cap Growth N/A 100% 78% 11/06 International Equity 100% 83% 63% 8/04 Broad Large Cap Value 88% 82% 66% 7/93 Large Cap Value 67% 80% 63% 73% 75% 1-year 8/01 4/98 4/01 7/87 7/93 Inception Date 100% 83% Large Cap Core 100% 100% Enhanced Index 98% 70% Broad Enhanced Plus 87% 81% Enhanced Plus 97% 85% Large Cap Growth 5-year 3-year As of 12/31/2009 Data presented reflects past performance, which is no guarantee of future results. Note: Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a rolling monthly basis, since inception through 12/31/2009. The 10 strategies included in the analysis are shown in the table. The 10 primary strategies are those composites that make up a majority of AUM and those having the broadest distribution. Composites shown above represent approximately 90% of INTECH AUM. (1)

INTECH standardized performance (1)

Composite and Respective Index	Inception Date	Annualized Returns (%) for Periods Ended 12/31/09 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite Gross	7/93	27.64	(2.90)	1.31	2.13	12.09
Large Cap Growth Composite Net		27.05	(3.35)	0.85	1.62	11.51
S&P 500® / Citigroup Growth Index		31.57	(2.23)	1.40	(2.93)	7.71
Difference versus S&P 500® / Citigroup Growth Index Net of Fees		(4.52)	(1.12)	(0.55)	4.55	3.80
Enhanced Plus Composite Gross	7/87	25.38	(5.07)	1.37	1.49	9.93
Enhanced Plus Composite Net		24.98	(5.36)	1.06	1.14	9.52
S&P 500® Index		26.46	(5.63)	0.42	(0.95)	8.40
Difference versus S&P 500® Index Net of Fees		(1.48)	0.27	0.64	2.09	1.12
Broad Large Cap Growth Composite Gross	11/00	34.18	(4.52)	0.39	--	(1.02)
Broad Large Cap Growth Composite Net		33.49	(5.00)	(0.11)	--	(1.53)
Russell 1000® Growth Index		37.21	(1.89)	1.64	--	(3.68)
Difference versus Russell 1000® Growth Index Net of Fees		(3.72)	(3.11)	(1.75)	--	2.15
Broad Enhanced Plus Composite Gross	4/01	25.55	(5.57)	0.81	--	3.35
Broad Enhanced Plus Composite Net		25.17	(5.84)	0.54	--	3.01
Russell 1000® Index		28.43	(5.36)	0.79	--	1.92
Difference versus Russell 1000® Index Net of Fees		(3.26)	(0.48)	(0.25)	--	1.09
Enhanced Index Composite Gross	4/98	25.76	(4.69)	1.26	0.44	3.16
Enhanced Index Composite Net		25.35	(4.99)	0.95	0.11	2.82
S&P 500® Index		26.46	(5.63)	0.42	(0.95)	1.86
Difference versus S&P 500® Index Net of Fees		(1.11)	0.64	0.53	1.06	0.96
Large Cap Core Composite Gross	8/01	24.11	(5.21)	1.42	--	3.28
Large Cap Core Composite Net		23.48	(5.65)	0.95	--	2.81
S&P 500® Index		26.46	(5.63)	0.42	--	0.95
Difference versus S&P 500® Index Net of Fees		(2.98)	(0.02)	0.53	--	1.86
Large Cap Value Composite Gross	7/93	19.06	(8.10)	0.60	4.33	9.40
Large Cap Value Composite Net		18.60	(8.46)	0.20	3.93	8.97
S&P 500® / Citigroup Value Index		21.18	(9.10)	(0.71)	0.87	7.33
Difference versus S&P 500® / Citigroup Value Index Net of Fees		(2.58)	0.64	0.91	3.06	1.64

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 31.

29

INTECH standardized performance (cont'd) [1]

Composite and Respective Index	Inception Date	Annualized Returns (%) for Periods Ended 12/31/09 1 Year	3 Year	5 Year	10 Year	Since Inception
Broad Large Cap Value Composite Gross	8/04	18.65	(7.36)	0.63	--	3.21
Broad Large Cap Value Composite Net		18.19	(7.70)	0.25	--	2.83
Russell 1000® Value Index		19.69	(8.96)	(0.26)	--	2.15
Difference versus Russell 1000® Value Index Net of Fees		(1.50)	1.26	0.51	--	0.68
Global Core Composite Gross	1/05	24.28	(3.95)	4.22	--	4.22
Global Core Composite Net		23.60	(4.47)	3.65	--	3.65
MSCI World® Index		30.79	(5.09)	2.56	--	2.56
Difference versus MSCI World® Index Net of Fees		(7.19)	0.62	1.09	--	1.09
International Equity Gross	11/06	27.24	(3.93)	--	--	(0.92)
International Equity Net		26.70	(4.34)	--	--	(1.34)
MSCI EAFE® Index		32.46	(5.57)	--	--	(3.45)
Difference versus MSCI EAFE® Index Net of Fees		(5.76)	1.23	--	--	2.11
Long/Short Market Neutral Gross	12/06	(4.57)	2.92	--	--	2.75
Long/Short Market Neutral Net		(5.43)	2.00	--	--	1.83
LIBOR 3-Month Rate		0.65	2.88	--	--	2.94
Difference versus LIBOR 3-Month Rate Net of Fees		(6.08)	(0.88)	--	--	(1.11)
Broad Large Cap Core (130/30) Gross	1/07	22.13	(8.17)	--	--	(8.17)
Broad Large Cap Core (130/30) Net		21.04	(8.99)	--	--	(8.99)
Russell 1000® Index		28.43	(5.36)	--	--	(5.36)
Difference versus Russell 1000® Index Net of Fees		(7.39)	(3.63)	--	--	(3.63)

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 31.

30

Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through 12/31/2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2008 and the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Perkins Investment Management, LLC (Perkins). INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Funds distributed by Janus Distributors LLC (1/10) Other important disclosures